Ohio National Fund, Inc.	February 3, 2017

S&P 500® Index Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Deane Gyllenhaal and Patrick Waddell, CFA, have been Senior Portfolio Managers of the Portfolio since May 2016. Louis Bottari has been a Portfolio Manager of the Portfolio since May 2016. Peter Matthew has been a Portfolio Manager of the Portfolio since October 2016 and Assistant Portfolio Manager of the Portfolio since May 2016. Robert Regan has been a Portfolio Manager of the Portfolio since December 2016. Thomas Brussard, Jr., CFA has been an Assistant Portfolio Manager of the Portfolio since August 2016.